EXHIBIT 99.3

22nd Century Group, Inc.
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
As of September 30, 2010
and
For the Nine Months September 30, 2010and the Year Ended December 31, 2009

The following unaudited pro forma consolidated financial statements (“pro forma statements”) give effect to the reverse acquisition of 22nd Century Limited, LLC by 22nd Century Group, Inc. and are based on the estimates and assumptions set forth herein and in the notes to such pro forma statements.

On January 25, 2011, 22nd Century Limited, LLC (“22nd Century”) completed a reverse merger transaction (the “Merger”) with 22nd Century Group, Inc. (formerly Touchstone Mining Limited). 22nd Century is a wholly owned subsidiary of 22nd Century Group, Inc (“Parent”), which continues to operate the business of 22nd Century. Parent issued 21,434,446 shares of its common stock to the holders of 22nd Century Membership Units, which represents 80.1% of the outstanding shares immediately following the merger..

The Merger is being accounted for as a reverse acquisition and a recapitalization; 22nd Century is the acquirer for accounting purposes. Consequently, the Assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Merger will be those of 22nd Century and will be recorded at the historical cost basis of 22nd Century, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of 22nd Century, historical operations of 22nd Century and operations of Parent from the closing date of the Merger.

Upon the closing of the Merger, Parent transferred all of its operating assets and liabilities to Touchstone Split Corp. and split-off Touchstone Split Corp. through the sale of all of the outstanding capital stock of Touchstone Split Corp. (“the Split-Off”). After the completion of the Merger and Split Off, 22nd Century Group Inc.’s consolidated financial statements will include only the assets and liabilities of 22nd Century.

Immediately prior to the completion of the Merger, 22nd Century completed a private placement of 5,434,446 Units of its securities for total gross proceeds of $5,434,446. Offering proceeds included $614,070 of indebtedness and $395,396 of Placement Agent Fees which were converted into PPO securities so that gross cash proceeds were $4,424,980.  Offering expenses incurred including cash expenses of approximately $1,005,000 and non cash expenses consisting of the Placement Agent fees of $395,396 and $390,000 for the estimated fair value of the Placement Agent and Advisor Warrants issued to the Placement Agent. 22nd Century received net cash proceeds of approximately $ 3,420,000. Each Unit consisted of one Membership Unit and a warrant to purchase one-half share of a Membership Unit exercisable at $1.50 per share. The Membership Units and warrants of 22nd Century were exchanged in the Merger for shares and warrants of Parent on a one for one basis. Upon closing the Merger Parent had 26,759,646 shares outstanding.

These pro forma financial statements are prepared assuming the transaction occurred on September 30, 2010 (as to the balance sheet) and on January 1, 2009 (as to the statements of operations). 22nd Century has a December 31 year end while Parent has a September 30 year end. Since the year ends are within 93 days, 22nd Century’s operations for the year ended December 31, 2009 were combined with Parent’s operations for the year ended September 30, 2009.

Audited financial statements of 22nd Century and Parent have been used in the preparation of the pro forma statement of operations for the year ended December 31, 2009. Unaudited balance sheet of 22nd Century and the audited balance sheet of Parent have been used in the preparation of the pro forma balance sheet as of September 30, 2010. Unaudited financial statements have been used in the preparation of the pro forma statement of operations for the nine months ended September 30, 2010: a) for 22nd Century, its unaudited historical statement of operations for the nine months ended September 30, 2010; b) for Parent, its unaudited historical statement of operations for the nine months ended June 30, 2010.

The pro forma financial statements should be read in conjunction with the separate financial statements and related notes thereto of the 22nd Century and Parent. These pro forma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at September 30, 2010, or the combined results of operations which might have existed for the periods presented or the results of operations as they may be in the future.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
22ND CENTURY GROUP, INC. AND SUBSIDIARIES
September 30, 2010

	22nd Century Limited, LLC	22nd Century Group, Inc.	Adjustment Note 1	Adjustment Note 2	Pro forma
ASSETS

Current assets:
Cash	$1,288	$323	$(323)	$3,490,000	$3,491,288
Accounts Receivable	40,604				40,604
Inventory	317,503				317,503
Prepaid expenses	23,254				23,254
Total current assets	382,649	323	(323)	3,490,000	3,872,649

Other assets:
Patent and trademark costs, net	1,471,765				1,471,765
Mineral property reclamation bond		4,330	(4,330)		—
Debt issuance costs, net	3,592				3,592
Deferred Private Placement Costs	352,930			(352,930)	—
Deposits	1,535				1,535
Total other assets	1,829,822	4,330	(4,330)	(352,930)	1,476,892

Total assets	$2,212,471	$4,653	$(4,653)	$3,137,070	$5,349,540

LIABILITIES AND MEMBERS' DEFICIT

Current liabilities:
Demand bank loans	$239,352				$239,352
Accounts payable	2,468,072	$55,450	$(55,450)	$(282,930)	2,185,142
Accrued expenses	349,625	11,277	(11,277)		349,625
Unearned revenue	20,302				20,302
Notes payable to members net of unamortized discount	834,852			(614,070)	220,782
Note payable - stockholders		112,327	(112,327)		—
Due to related party	33,270				33,270
Due to member	8,800				8,800
Total current liabilities	3,954,273	179,054	(179,054)	(897,000)	3,057,273

Long-term notes to members - net of unamortized discount	64,224				64,224

Total liabilities	4,018,497	179,054	(179,054)	(897,000)	3,121,497

Commitments and contingencies	—				—
Warrant liability				3,083,000	3,083,000

Members' deficit:
Contributed capital	3,448,856			(3,448,856)	—
Accumulated deficit	(5,254,759)			5,254,759	—
Non-controlling interest - consolidated subsidiary	(123)				(123)
Total members' deficit	(1,806,026)			1,805,903	(123)
Stockholders' Deficit
Capital stock
Authorized:
10,000,000 preferred shares, $.00001 par value
300,000,000 common shares, $.00001 par value
Issued and outstanding shares:
0 preferred shares		—
26,759,646 common shares		174	(174)	268	268
Capital in excess of par value		146,328	(146,328)	4,399,658	4,399,658
Accumulated deficit		(320,903)	320,903	(5,254,759)	(5,254,759)
Total stockholders deficit		(174,401)	174,401	(854,833)	(854,833)
Total liabilities and members' deficit	$2,212,471	$4,653	$(4,653)	$3,137,070	$5,349,540

Note 1- Reflects the split off of the assets and liabilities of Touchstone Split Corp., per the merger agreement.
Note 2-Reflects the closing on January 25, 2011 of a private placement that raised $5,434,446. Offering proceeds included $614,070 of indebtedness and $395,396 of Placement Agent Fees which were converted into PPO securities so that gross cash proceeds were $4,424,980.  Offering expenses incurred including cash expenses of approximately $1,005,000 and non cash expenses consisting of the Placement Agent fees of $395,396 and $390,000 for the estimated fair value of the Placement Agent and Advisor Warrants issued to the Placement Agent. 22nd Century received net cash proceeds of approximately $ 3,420,000.    In addition this reflects:

-The recapitalization of 22nd Century Group, Inc.as part of the merger agreement.
-The allocation of $3,083,000 to common stock warrant liability based on the fair value of the warrants issued in the merger.
-Offering costs of arppoximately $70,000 had been paid in cash prior to September 30, 2010, the date of the proforma balance sheet
Note 3 – The pro forma financial statements do not reflect income taxes as a result of an assumed valuation allowance offsetting an deferred tax asset.
Note 4 – The pro forma financial statements do not reflect any gain or loss that may result as from changes in the derivative warrant liability between reporting periods.

UNUADITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
22ND CENTURY GROUP, INC. AND SUBSIDIARIES
Nine Months Ended September 30, 2010
(unaudited)

	22nd Century Limited, LLC	22nd Century Group, Inc.	Adjustment Note 1	Adjustment Note 2	Pro forma

Research Cigarette Sales and Design Fee	$22,102				$22,102

Operating expenses:
Costs of goods sold	6,302				6,302
Research and development	282,971				282,971
Mineral property costs		$1,314	$(1,314)		—
General and administrative	383,576	45,359			428,935
Amortization	121,734				121,734
	794,583	46,673	(1,314)		839,942

Operating loss	(772,481)	(46,673)	1,314		(817,840)

Interest income		1	(1)		—
Interest expense and debt expense	(218,519)	(6,176)	6,176	48,750	(169,769)

Net loss	(991,000)	(52,848)	7,489	48,750	(987,609)

Net loss attributable to non-controlling interest	4				4

Net loss applicable to common shares	$(990,996)	$(52,848)	$7,489	$48,750	$(987,605)

Loss per common share - basic and diluted	$(0.09)	$—			$(0.04)

Share used in computing basic and diluted loss per share	11,232,202	17,356,590	(12,030,970)	5,434,446	21,992,268

Note 1 - Reflects the shares cancelled in the split-off and the elimination of any operations of the split-off business.
Note 2 -  Reflects the private placement and related merger:  5,434,446 shares issued in the private placement and the reduction of  interest expense as result of debt that was converted for shares issued in the private placement

Note 3 – The pro forma financial statements do not reflect any gain or loss that may result as from changes in the derivative warrant liability between reporting periods.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
22ND CENTURY GROUP, INC. AND SUBSIDIARIES
Year Ended December 31, 2009
(unaudited)

	22nd Century Limited, LLC	22nd Century Group, Inc.	Adjustment Note 1	Adjustment Note 2	Pro forma

Product Sales and Design Fee	$27,612				$27,612

Operating expenses:
Costs of goods sold	20,112				20,112
Research and development	540,300				540,300
Mineral property costs		$1,900	$(1,900)		-
General and administrative	280,709	50,962			331,671
Amortization	144,792				144,792
	985,913	52,862	(1,900)		1,036,875

Operating loss	(958,301)	(52,862)	1,900		(1,009,263)

Interest income		15	(15)		-
Interest expense and debt expense	(268,503)	(2,622)	2,622	65,000	(203,503)

Net loss	(1,226,804)	(55,469)	4,507	65,000	(1,212,766)

Net loss attributable to non-controlling interest	119				119

Net loss applicable to common shares	$(1,226,685)	$(55,469)	$4,507	$65,000	$(1,212,647)

Loss per common share - basic and diluted	$(0.23)	$-			$(0.08)

Share used in computing basic and diluted loss per share	5,304,423	17,356,590	(12,030,970)	5,434,446	16,064,489

Note 1 -  Reflects the shares cancelled in the split-off  and the elimination of any operations of the split-off business.
Note 2 -  Reflects the private placement and related merger:  5,434,446 shares issued in the private placement and the reduction of  interest expense as result of debt that was converted for shares issued in the private placement
Note 3 – The pro forma financial statements do not reflect any gain or loss that may result as from changes in the derivative warrant liability between reporting periods.